Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT TO FIRST STEP TRANSFER AGREEMENT
This FIRST AMENDMENT TO FIRST STEP TRANSFER AGREEMENT (this “Amendment”) is entered into as of December 2, 2015, among THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS ORIGINATORS (the “Originators”) and SLV-III LLC, a Cayman Islands exempted company, as Lessee Representative for the Lessees (the “Lessee Representative”).
R E C I T A L S:

A.    The Originators, the Servicer and the Lessees are parties to the First Step Transfer Agreement, dated as of November 19, 2015 and effective as of the Lease Closing Date (as amended, amended and restated, supplemented or otherwise modified from time to time, the “First Step Transfer Agreement”).
B.    The Originators and the Lessees wish to amend the First Step Transfer Agreement to, among other things, reduce the Related Distribution Amount, subject to the terms and conditions herein set forth.
C.    Pursuant to Section 7.1 of the First Step Transfer Agreement and Section 8.14(a)(vii) of the Second Step Transfer Agreement, the Lessee Representative is authorized to execute and deliver any amendments, consents, waivers or other instruments related to the First Step Transfer Agreement and the other Transaction Documents on behalf of the Lessees (and any such amendment, consent, waiver or other instrument shall be binding upon and enforceable against such other Lessee to the same extent as if made directly by such Lessee).
In consideration of the mutual agreements contained in this Amendment, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:
Section 1.Definitions and Interpretation.

1.1    Definitions. Unless otherwise defined, capitalized terms used herein shall have the meanings given to them in the First Step Transfer Agreement.

1.2    Interpretation. This Amendment shall be construed and interpreted in accordance with Section 1.2 of the First Step Transfer Agreement.

Section 2.Amendment to First Step Transfer Agreement. Schedules I, II and III of the First Step Transfer Agreement are hereby amended and restated in their entirety as set forth on Schedules I, II and III hereto.

Section 3.Effectiveness. This Amendment shall become effective on the Lease Closing Date.

Section 4.     Representations and Warranties. The Lessee Representative (on behalf of each Lessee) represents and warrants to each Originator, and each Originator represents and warrants to the Lessee Representative (on behalf of each Lessee), as of the Lease Closing Date, as follows:

4.1    Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Amendment and (B) carry out the terms of and perform its obligations hereunder and (ii) has duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, the execution, delivery and performance of this Amendment.

4.2    Binding Obligations. This Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.3    Non-Violation. The consummation of the transactions contemplated by this Amendment and the performance by it of the terms hereof and thereof will not, (i) violate or result in a default under (A) its articles or certificate of incorporation, memorandum and articles of association, by‑laws, certificate of formation, limited liability company agreement, partnership agreement, or other organizational documents, as applicable, or (B) any material indenture or other material agreement or instrument binding on it, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or instrument except for any Lien that could not reasonably be expected to have a Material Adverse Effect or arising under the Transaction Documents, or (iii) violate in any material respect any Law applicable to it or any of its properties.

4.4    Representations and Warranties in First Step Transfer Agreement. The representations and warranties made by it in the First Step Transfer Agreement as amended hereby are true and correct in all material respects (except that any representation and warranty that is qualified by materiality, Material Adverse Effect or similar language will be true and correct (after giving effect to any qualification therein) in all respects) on and as of the Lease Closing Date as though made on and as of the Lease Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date.

4.5    No Lease Event of Default. No Lease Default or Lease Event of Default exists before, nor will occur immediately after, giving effect to this Amendment or observing any provision hereof.

4.6    Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for its due execution, delivery and performance of this Amendment or the transactions contemplated hereby, except, as applicable filings with the Securities Exchange Commission to the extent required by applicable Law.

Section 5.    Miscellaneous.

5.1    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.2    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.3    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.4    Transaction Documents Unaffected. Each reference to the First Step Transfer Agreement in any Transaction Document shall hereafter be construed as a reference to the First Step Transfer Agreement as amended hereby. This Amendment is a Sprint Transaction Document.

5.5    Execution in Counterparts; Integration. This Amendment may be executed in any number of counterparts and by the different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Executed counterparts may be delivered electronically. This Amendment, together with the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

5.6    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized signatories, as of the date first above written.

SLV- III LLC, as Lessee Representative

By: /s/ Stefan K. Schnopp
Name: Stefan K. Schnopp
Title: Director

Amendment to First Step Transfer Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized signatories, as of the date first above written.

SPRINT SPECTRUM L.P.
SPRINTCOM, INC.
NORTHERN PCS SERVICES, LLC
SPRINT TELEPHONY PCS, L.P.
AMERICAN PCS COMMUNICATIONS, LLC
PHILLIECO, L.P.
TEXAS TELECOMMUNICATIONS, LP
ALAMOSA WISCONSIN LIMITED PARTNERSHIP
AIRGATE PCS, INC.
UBIQUITEL OPERATING COMPANY
LOUISIANA UNWIRED, LLC
GEORGIA PCS MANAGEMENT, L.L.C.
INDEPENDENT WIRELESS ONE CORPORATION
SOUTHWEST PCS, L.P.
ALAMOSA MISSOURI, LLC
WASHINGTON OREGON WIRELESS, LLC
IPCS WIRELESS, INC.
GULF COAST WIRELESS LIMITED PARTNERSHIP
HORIZON PERSONAL COMMUNICATIONS, INC.
BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, each an Originator

By: /s/ Tarek A. Robbiati
Name:    Tarek A. Robbiati
Title: Treasurer

Amendment to First Step Transfer Agreement

ENTERPRISE COMMUNICATIONS PARTNERSHIP
an Originator

By: SprintCom ECP I, L.L.C.,
its General Partner

By:     /s/ Tarek A. Robbiati
Name: Tarek A. Robbiati
Title: Treasurer

By: SprintCom ECP II, L.L.C.,
its General Partner

By:     /s/ Tarek A. Robbiati
Name: Tarek A. Robbiati
Title: Treasurer

TEXAS UNWIRED
an Originator

By: Louisiana Unwired LLC, as Partner

By: /s/ Tarek A. Robbiati
Name: Tarek A. Robbiati
Title: Treasurer

By: US Unwired Inc., as Partner

By: /s/ Tarek A. Robbiati
Name: Tarek A. Robbiati
Title: Treasurer

Amendment to First Step Transfer Agreement

Consented to and Agreed:

MOBILE LEASING SOLUTIONS, LLC,
as Lessor

By: /s/ Jeffrey P. Krisel
Name: Jeffrey P. Krisel
Title: President

Amendment to First Step Transfer Agreement

Consented to and Agreed:

MIZUHO BANK, LTD.,
as Collateral Agent

By: /s/ Takashi Watanabe                                                Name:     Takashi Watanabe
Title: Senior Vice Pesident

Amendment to First Step Transfer Agreement

SPRINT SPECTRUM L.P.,
as Servicer

By: /s/ Tarek A. Robbiati
Name:    Tarek A. Robbiati
Title: Treasurer

Amendment to First Step Transfer Agreement

Schedule I

DEVICES

See File leaseco_to_sprint_20151201_B.csv.

Schedule II

CUSTOMER LEASES

See File leaseco_to_sprint_20151201_B.csv.

Schedule III

RELATED DISTRIBUTION AMOUNT

Related Originator	Related Lessee	Related Distribution
SprintCom, Inc.	SLV- I LLC	$361,263,237.25
Enterprise Communications Partnership	SLV- II LLC	$922,326.67
Sprint Spectrum L.P.	SLV- III LLC	$482,657,578.76
Northern PCS Services, LLC	SLV- IV LLC	$3,710,624.58
Sprint Telephony PCS, L.P.	SLV- V LLC	$106,203,890.29
American PCS Communications, LLC	SLV- VI LLC	$39,120,026.96
PhillieCo, L.P.	SLV- VII LLC	$28,040,475.05
Texas Telecommunications, LP	SLV- VIII LLC	$15,354,766.56
Alamosa Wisconsin Limited Partnership	SLV- IX LLC	$5,471,476.21
AirGate PCS, Inc.	SLV- X LLC	$13,720,606.28
UbiquiTel Operating Company	SLV- XI LLC	$18,625,595.01
Louisiana Unwired, LLC	SLV- XII LLC	$8,862,368.43
Georgia PCS Management, L.L.C.	SLV- XIII LLC	$1,167,036.90
Texas Unwired	SLV- XIV LLC	$1,073,759.45
Independent Wireless One Corporation	SLV- XV LLC	$10,313,906.73
Southwest PCS, LP	SLV- XVI LLC	$4,297,147.82
Alamosa Missouri, LLC	SLV- XVII LLC	$4,140,637.10
Washington Oregon Wireless, LLC	SLV- XVIII LLC	$3,540,990.00
iPCS Wireless, Inc.	SLV- XIX LLC	$14,941,315.40
Gulf Coast Wireless Limited Partnership	SLV- XX LLC	$3,793,587.91
Horizon Personal Communications, Inc.	SLV- XXI LLC	$4,523,927.18
Bright Personal Communications Services, LLC	SLV- XXII LLC	$4,728,234.18